EXHIBIT 6.1

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                            SHARE PURCHASE AGREEMENT


         This Share Purchase Agreement ("Agreement"), dated as of December 8, 1998, among H. Daniel Boone ("PURCHASER"), Virgil Kimbell ("SELLER"), and Kimbell deCar Corp. ("KDC"), a corporation organized under the laws of the State of Colorado.


                              W I T N E S S E T H:

         A. WHEREAS, Kimbell deCar Corp. ("KDC") is a corporation duly organized under the laws of the State of Colorado, SELLER is an individual, and PURCHASER is an individual.

         B. WHEREAS, Purchaser, and SELLER will benefit from the transactions contemplated hereby and desire to implement the contemplated transaction.

         C. WHEREAS, KDC will join in this agreement as to the representations contained herein.

         D. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Revised Statutes.

         NOW, THEREFORE, it is agreed among the parties as follows:


                                    ARTICLE I

                                The Consideration

         1.1 Subject to the conditions set forth herein, on the "Closing Date" (as herein defined), SELLER shall sell or cause to be delivered for sale and PURCHASER shall purchase 60,000,000 common shares (pre-reverse split of one for two hundred) of KDC common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") on or before December 18, 1998. The purchase price for the KDC shares to be paid by PURCHASER to SELLER is $50,000 which shall be delivered at closing.

         On the Closing Date, all of the documents to be furnished pursuant to this Agreement shall be delivered to M.A. Littman, to be held in escrow until all closing conditions hereunder have been met or the date of termination of this Agreement, but no longer than 3 days after closing date, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 Concurrent with the execution hereof, PURCHASER shall deposit or cause to be deposited as consideration for this Agreement and the share purchase, the sum of $50,000 which shall be paid into escrow with M.A. Littman for delivery to SELLER upon receipt of the 60,000,000 shares (pre-reverse split of one for two hundred) of KDC common stock and satisfaction of all other conditions of this Agreement.


                                   ARTICLE II

                               Issuance of Shares

         2.1 The shares of no par value common stock of KDC shall be delivered and conveyed by SELLER to PURCHASER at closing by Bill of Sale and duly executed stock powers, upon receipt of cash consideration by SELLER.

         2.2 SELLER represents that no outstanding options or warrants for unissued shares exist for KDC. KDC has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.


                                   ARTICLE III

         Representations, Warranties, and Covenants of SELLER and KDC

         No representations or warranties are made by any director, officer, employee or shareholder of KDC as individuals, except as and to the extent stated in this Agreement for SELLER or in a separate written statement.

         SELLER and KDC hereby represent, warrant, and covenant to PURCHASER as follows:

         3.1 KDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of KDC, copies of will be delivered to PURCHASER, are complete and accurate, and the minute books of KDC, which will be delivered to PURCHASER, contain a record, which is complete and accurate in all material respects, of those meetings, and those corporate actions of the shareholders and Board of Directors of KDC.

         3.2 The aggregate number of shares which KDC is authorized to issue is 1,000,000,000 shares of common stock with a no par value per share, of which 70,000,000 shares of such common stock (pre-reverse split of one for two hundred) will be issued and outstanding, fully paid and non-assessable; prior to closing under this Agreement. KDC has no outstanding options, warrants or other
rights to  purchase,  or  subscribe to,   or  securities convertible  into  or
exchangeable for any shares of capital stock.

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         3.3 SELLER and KDC have complete and  unrestricted  power to enter into and, upon receipt the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by KDC will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of KDC.

         3.5 The execution of this Agreement has been duly authorized and approved by the KDC's Board of Directors.

         3.6 KDC has delivered to PURCHASER financial statements of KDC dated December 31, 1997 (audited) and March 31, 1998 and September 30, 1998
(unaudited). All such financial statements, herein sometimes called "KDC Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of KDC of the periods indicated. All financial statements of KDC will have been prepared in accordance with generally accepted accounting principles.

         3.7 Since the dates of the KDC Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of KDC. KDC does not have any material liabilities or obligations, secured or unsecured, except as are being settled by issuance of shares.

         3.8 There are no pending legal proceedings or regulatory proceeding involving KDC or SELLER, and there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of KDC or SELLER, threatened against KDC or SELLER or affecting any of their assets or properties, and neither KDC nor SELLER is in any material breach or violation of or default under any contract or instrument to which KDC or SELLER is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by KDC or SELLER under any contract or other instrument to which KDC or SELLER is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to KDC or SELLER.

         3.9 KDC shall not enter into or consummate any transactions prior to the Closing Date and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction, except as set forth in this Agreement.

         3.10 KDC is not a party to any contract performable in the future.

         3.11 The representations and warranties of KDC and SELLER shall be true and correct as of the date hereof and as of the Closing Date.

         3.12 KDC will deliver to PURCHASER, all of its corporate books and records for review and true and correct copies of KDC's tax returns to the extent due since its inception.

         3.13 KDC has no employee benefit plan in effect at this time.

         3.14 No representation or warranty by KDC in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.15 SELLER and KDC hereby covenant that during the contract period, prior to closing, KDC will not take any board action without PURCHASER's approval in writing, pending selection of new officers and directors at closing.

         3.16 SELLER represents and warrants that he owns all rights, title, and interest to the shares of KDC to be transferred to PURCHASER hereunder (the "Shares") and the Shares are free and clear of any and all liens, claims, and encumbrances of any kind or nature.

         3.17 KDC shall have settled and released all liabilities shown in the September 30, 1998 unaudited financial statements as of date of Closing.


                                   ARTICLE IV

               Obligations of the Parties Pending the Closing Date

         4.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         4.2 SELLER and PURCHASER shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         4.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.


                                    ARTICLE V

                              Procedure for Closing

At the Closing Date, the purchase and Sale shall be effected with common stock certificates of KDC together with stock powers executed in blank, being delivered duly executed for 60,000,000 shares of common stock (pre-reverse split of one for two hundred) to PURCHASER and the delivery of $50,000 in a cashier's check to SELLER from PURCHASER, together with delivery of all other agreements, schedules, warranties, and representations set forth in this Agreement.


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 SELLER and KDC shall each have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLER and KDC and PURCHASER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         6.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted by SELLER and KDC and PURCHASER in accordance with the applicable laws.

         6.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for PURCHASER.

         6.5 The representations and warranties made by KDC and SELLER in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date.

         6.6 KDC shall furnish PURCHASER with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of KDC, approving this Agreement and the representations required of KDC in Article III.

         6.7 All outstanding liabilities of KDC shall have been paid and released prior to closing. Prior to closing, SELLER shall accept 40,000,000 shares (pre-reverse split) in consideration for cancellation of all debt owed by KDC to SELLER and SELLER's settlement and release of all other debt as shown on the September 30, 1998 unaudited financial statements.

         6.8 SELLER shall appoint two additional directors concurrent with the execution of this Agreement to the KDC Board to serve as directors until the Closing under this Agreement.

         6.9 As a condition precedent to Closing, the Board of Directors of KDC shall have properly approved and adopted a resolution consolidating the common shares of the company (reverse split) on the basis of one new share for each two hundred shares issued and outstanding, except no shareholder shall receive less than 1 share. Such Resolution shall be thereafter (not prior to Closing) submitted to a vote of the shareholders as soon as possible.

         6.10 KDC and SELLER shall furnish to PURCHASER a favorable opinion of counsel for KDC and SELLER, dated the Closing Date, that: (i) this Agreement, and the transaction contemplated herein, have been duly and validly authorized, approved and adopted by SELLER and KDC in accordance with applicable laws; and the bylaws and articles or certificate of incorporation of KDC; (ii) this Agreement is enforceable against SELLER and KDC in accordance with its terms, subject to the effect of bankruptcy and similar laws; (iii) the 60,000,000 shares (pre-reverse split of one for two hundred) transferred by SELLER to PURCHASER at the Closing are duly authorized, validly issued and fully paid and nonassessable, and (iv) based upon the corporate records of KDC, such shares are free and clear of any and all liens, claims and encumbrances.


                                   ARTICLE VII

                           Termination and Abandonment

         7.1   Anything   contained   in   this   Agreement   to  the   contrary
notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date:

         (a)      By mutual consent of PURCHASER and SELLER;

         (b) By either party, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

         (c) By PURCHASER, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

         (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

         (e) By any party if the Agreement Closing Date is not by December 18, 1998; or

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors or Manager, provided; however, that such action shall be taken only if, in the judgment of the Board of Directors or Manager taking the action, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

         7.3 If SELLER and KDC shall each have performed and complied with all of their respective representations, warranties, covenants and obligations hereunder and if PURCHASER does not complete the transaction contemplated herein, then PURCHASER shall pay SELLER $10,000 as a break-up fee which shall be paid and accepted in full and complete satisfaction of any and all liabilities, claims, obligations or demands between the parties relating in any way to this Agreement and the transaction contemplated hereby.


                                  ARTICLE VIII

                        Termination of Representation and
                        Warranties and Certain Agreements

          8.1 The respective representations and warranties of the parties hereto shall survive the Closing for a period of two years.


                                   ARTICLE IX

                                  Miscellaneous

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may be amended upon approval of SELLER and the Board of Directors of each corporate party provided that the shares issuable hereunder shall not be amended without approval of PURCHASER.

         9.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:


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To:

copy to:

copy to:

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of PURCHASER and SELLER. However, either PURCHASER and SELLER may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         9.7 At Closing, the directors existing at the date of this Agreement will resign upon the request of PURCHASER.

         9.8 The parties understand and agree that KDC has agreed to issue to Jerry Bachman, Business Exchange Holding Corp., and Hometown Investments (collectively) 150,000 shares (post reverse split) for services rendered in reactivating the Company, settling debt, and in bringing the Company current in its filings. Such shares shall be registered on Form S-8 within 10 days after Closing.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 8th day of December, 1998.

Consenting as to the Representations
in this Agreement:

KIMBELL DECAR CORP.

by: /s/ Virgil K. Kimbell                            /s/ H. Daniel Boone
-------------------------                            --------------------
Its: President                                       Purchaser




/s/ Virgil Kimbell
-------------------------
Seller